MILLER ENERGY RESOURCES PROVIDES DRILLING UPDATE

RU-1A Enters Completion, Sword & Olson Are Over Half Way to Total Depth,

ANCHORAGE, AK - (August, 5 2013): Miller Energy Resources, Inc. (“Miller Energy” or the “Company”) (NYSE: MILL) and its wholly owned Alaskan operating subsidiary, Cook Inlet Energy (“CIE”) have announced that all three drilling operations in Alaska are on schedule. The RU-1 sidetrack (“RU-1A”) has been drilled to total depth (“TD”) and is ready for completion while the Sword # 1 well and Olson Creek # 1 well drilling operations are both approximately half way through.
Miller's RU-1A well has been drilled to a final measured depth of approximate 15,050' and after reaching TD the Company has set and cemented the final 5.5” casing string in place. Well log analysis reflects oil shows throughout the entire Hemlock and upper portion of the West Foreland formation. RU-1A penetrated the top of the Hemlock 12 feet structurally higher than the RU-1 well and shows an overall increase in permeability, porosity and resistivity. The well is scheduled to be perforated over a 455 foot section up-dip to perforations of RU-1 and will eliminate the obstructions that remained in the original wellbore providing an unrestricted flow path from the formation to the surface. The Company expects to change the wellbore fluid and filtering, perforate and run the completion over the next week at which time production will be brought online. Miller will announce initial production (IP) rates soon after the production has stabilized.
The Sword #1 well has been drilled more than half way to TD or approximately 10,156' and the Company has set and cemented in place a 9-5/8” casing string. Third party well log analysis has produced a significant gas hydrocarbon show in a sand section covering a 200 foot interval from a measured depth of 8,268 feet with over 600 units of gas. The rig crew working the well is currently switching from water based drilling mud to oil based and will resume drilling shortly.
The Company's first Olson Creek well has reached an approximate measured depth of 4,700 feet and is planned for a TD of 7,500 feet. Intermediate casing string has been set and cemented in place to approximately 2,000 feet. The Company reports that it has drilled through the Sterling formation and has penetrated the top of Beluga formation which is the primary target zone. Preliminary indications show the presence of hydrocarbons in the Beluga formation with gas charged coal seams. Miller expects to finalize the drilling of the Olson Creek #1 well over the next three weeks.
“Operationally we are right on schedule and proving up our geological thesis,” stated David Hall, Miller Energy's Chief Operating Officer. “The log results from our drilling activities are providing crucial data and indicate that we have moved on the right targets. Not only should these new wells provide the incremental production increases we are looking for but also prove very impactful in identifying developmental runway and increases to reserve potential.”
About Miller Energy Resources

Miller Energy Resources is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basis in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller to experience additional operating losses; material weaknesses in Miller's internal control over financial reporting and the need to enhance Miller's management, systems, accounting, controls and reporting performance; high debt costs under Miller's existing senior credit facility; potential limitations imposed by debt covenants under the senior credit facility on Miller's growth and ability to meet our business objectives; Miller's ability to meet the financial and production covenants contained in the Apollo Credit Facility; whether Miller are able to complete or commence drilling projects within the expected time frame; litigation risks; the ability to perform under the terms of oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; Miller's ability to successfully acquire, integrate and exploit new productive assets in the future; whether Miller can establish production on certain leases in a timely manner before expiration; the ability to complete the work commitments required as terms of the Susitna Basin Exploration Licenses; the ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; the dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on our Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's common and Series C Preferred Stock; the imprecise nature of our reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on Miller's results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the junior ranking of the Series C Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C Preferred Stock; whether the Series C Preferred Stock is rated; the ability of the Series C Preferred Stockholders to exercise conversion rights upon a Change of Control; fluctuations in the market price of the Series C Preferred Stock; whether additional shares of Series C Preferred Stock or additional series of preferred stock that rank on parity with the Series C Preferred Stock are issued; the very limited voting rights held by Series C Preferred Stockholders; the newness of the Series C Preferred Stock and its limited trading market; risks related to the continued listing of the Series C Preferred Stock on the NYSE; and the effect of the change of control conversion feature of the Series C Preferred Stock on a potential change in control. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Contact:

MZ Group
Derek Gradwell
SVP, Natural Resources
Phone: 949-259-4995

Email: dgradwell@mzgroup.us
Web: www.mzgroup.us